[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10) because it is both not material and the type of information that the registrant treats as private or confidential. WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT issued to LEMONADE INSURANCE COMPANY New York, New York and LEMONADE INSURANCE N.V. Amsterdam, Netherlands and METROMILE INSURANCE COMPANY Wilmington, Delaware

WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT TABLE OF CONTENTS Article Page Preamble .................................................................................... 4 1 Business Covered ....................................................................... 5 2 Cover .......................................................................................... 5 3 Warranty .................................................................................... 6 4 Term ........................................................................................... 6 5 Special Termination ................................................................... 7 6 Territory ..................................................................................... 8 7 Trade and Economic Sanctions .................................................. 8 8 Exclusions .................................................................................. 9 9 Special Acceptance .................................................................... 11 10 Premium / Reinsurer’s Margin .................................................. 11 11 Ceding Commission ................................................................... 11 12 Reports and Remittances ........................................................... 12 13 Funds Withheld Account .......................................................... 14 14 Definitions ................................................................................. 14 15 Extra Contractual Obligations/Excess of Policy Limits ............ 17 16 Net Retained Liability ................................................................ 18 17 Inuring Reinsurance ................................................................... 18 18 Original Conditions ................................................................... 18 19 No Third Party Rights ................................................................ 19 20 Loss Settlements ........................................................................ 19 21 Commutation ............................................................................. 19 22 Salvage and Subrogation ........................................................... 19 23 Currency .................................................................................... 20 24 Unauthorized Reinsurance ......................................................... 20 25 Taxes .......................................................................................... 22 26 Access to Records ...................................................................... 23 27 Confidentiality ........................................................................... 24 28 Data Protection .......................................................................... 25 29 Indemnification and Errors and Omissions ............................... 26 30 Insolvency .................................................................................. 26 31 Arbitration .................................................................................. 27 32 Service of Suit ............................................................................ 28 33 Severability ................................................................................ 29 34 Governing Law .......................................................................... 29 35 Entire Agreement ....................................................................... 30 36 Offset ......................................................................................... 30 37 Additional Costs ........................................................................ 30 38 Non-Waiver ............................................................................... 30

WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT TABLE OF CONTENTS Articles (Cont’d) Page 39 Agency Agreement .................................................................... 30 40 Intermediary ............................................................................... 31 41 Mode of Execution .................................................................... 31 Company Signing Block ........................................................... 32 Attachments Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance - U.S.A. ................................................................. 33 Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A. ........................................................................................ 35 Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994) (Worldwide Excluding U.S.A. and Canada) .............................. 40 Trust Agreement Requirements Clause ..................................... 43 Pools, Associations & Syndicates Exclusion Clause ................. 45 Communicable Disease Exclusion (Property Treaty Reinsurance) 46 Cyber Loss Limited Exclusion Clause (Property Treaty Reinsurance) No. 1 .................................................................... 47 Pfas (Perfluorinated Compounds, Perfluoroalkyl and Polyfluoroalkyl Substances) Absolute Exclusion ...................... 48

WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT (the “Contract”) issued to LEMONADE INSURANCE COMPANY New York, New York and LEMONADE INSURANCE N.V. Amsterdam, Netherlands and METROMILE INSURANCE COMPANY Wilmington, Delaware (collectively, the “Company”) by THE SUBSCRIBING REINSURER(S) IDENTIFIED IN THE INTERESTS AND LIABILITIES AGREEMENT(S) ATTACHED TO AND FORMING PART OF THIS CONTRACT (the “Reinsurer”) A. This Contract shall extend to cover all insurance companies that, subject to the non- disapproval of the Superintendent of the New York Department of Financial Services, may hereafter become affiliated with the Company to the extent and under the same conditions and limitations as would be provided by this Contract if such affiliated companies were made a party under this Contract, provided that notice be given to the Reinsurer of any such companies that may hereafter become affiliated with the Company as soon as practicable, with full particulars as to how such affiliation is likely to affect this Contract. In the event of either party maintaining that such affiliation calls for alteration in existing terms, and an agreement not being arrived at, then the business of such affiliated company is covered only for a period of forty-five days after notice by either party that they do not wish the company so affiliated to be covered. B. Reports and remittances made to the Reinsurer in accordance with the provisions of this Contract are to be in sufficient detail to identify both the Reinsurer’s loss obligations due each individually named reinsured company and each individually named reinsured company’s premium remittance under the report.

C. Any limits, retentions and premiums due hereunder may be treated as applying to each individually named reinsured company in accordance with the allocation agreement between those companies. ARTICLE 1 BUSINESS COVERED This Contract is to indemnify the Company in respect of the liability that may accrue to the Company as a result of loss or losses under all Policies written or renewed by the Company during the term of this Contract and classified by the Company as personal property insurance, personal liability insurance, including but not limited to private passenger auto insurance, and pet insurance, subject to the terms and conditions herein contained. ARTICLE 2 COVER A. The Company shall cede, and the Reinsurer shall accept as reinsurance, a quota share of maximum 100% of all business reinsured hereunder. The Reinsurer shall pay to the Company the Reinsurer’s quota share of losses under the Policies, Loss Adjustment Expense, Extra Contractual Obligations, and Loss in Excess of Policy Limits covered under this Contract. B. The Company warrants to retain a minimum 40% of all net liability during the term of the Contract in respect of proportional reinsurance; however, this provision shall not apply to Policies covered through proportional reinsurance that inures to the benefit of this Contract. C. Notwithstanding the above, the Reinsurer’s liability for losses (including Loss Adjustment Expense, Extra Contractual Obligations, and Loss in Excess of Policy Limits) will not exceed: 1. $750,000 any one property risk. 2. $10,000,000 any one Loss Occurrence as respects business covered hereunder, and further, shall not exceed $60,000,000 as respects all Loss Occurrences for the term of this Contract. 3. [***]. D. Notwithstanding the above, the Reinsurer’s limit of liability shall equal [***] of the reinsurance premium for the term of this Contract.

E. The Company shall be the sole judge of what constitutes a “risk” for purposes of this Contract. ARTICLE 3 WARRANTY A. The Company pledges to provide the Reinsurer with a monthly update of operations by way of teleconference on a date of the Company’s choosing. B. The Company hereby warrants that it has met, fulfilled or complied with any and all legal requirements or obligations (including but not limited to all statutory, regulatory, taxation, contractual and accounting duties; hereinafter collectively referred to as the “Legal Requirements”), in terms of any applicable laws, that are required to be met, fulfilled or complied with for the performance of all benefits and all obligations connected with this Contract. C. The Company agrees that the Reinsurer is not liable in any way for any losses of whatsoever nature suffered by the Company as a result of any failure on the part of the Company to adequately and effectively investigate and evaluate any Legal Requirements that may arise before or after signature of this Contract, except for those caused or arising out of fraud or willful default by the Reinsurer. D. In addition, the Company agrees to indemnify the Reinsurer, its subsidiaries, directors, officers, and employees against all liabilities to any persons whatsoever, and losses, liabilities, claims, demands, costs, damages, and expenses arising directly out of or incurred directly in connection with the failure on the part of the Company to adequately and effectively investigate and evaluate any Legal Requirements that may arise before or after signature of this Contract, except for those caused or arising out of fraud or willful default by the Reinsurer. ARTICLE 4 TERM A. This Contract shall take effect at 12:01 a.m., Standard Time, July 1, 2024, and shall remain in effect until 12:01 a.m., Standard Time, July 1, 2025, in respect of losses occurring on Policies written or renewed during the term of this Contract. “Standard Time” shall be as defined in the Company’s Policies. B. At expiration or termination of this Contract, the Reinsurer shall remain liable for all Policies covered by this Contract that are in force at expiration, until the termination, expiration or renewal of such Policies, whichever occurs first, plus any extended reporting periods. C. However, at expiration or termination of this Contract, the Company shall have the option to require a return of the ceded unearned premium, net of ceding commission, as of the date of expiration, on business in force at that date, in which event the Reinsurer shall be released from liability for losses occurring, or claims made as applicable, after expiration, except for claims made under extended reporting periods attaching to Policies that expired during the term of this Contract. For purposes of this Contract, premium for an extended reporting period shall be considered fully earned on the last day of the final period of the Policy to which the extended reporting period applies. D. In the event this Contract expires or terminates on a run-off basis, the Reinsurer’s liability hereunder shall continue if the Company is required by statute or regulation to continue coverage, until the earliest date on which the Company may cancel the Policy. ARTICLE 5 SPECIAL TERMINATION A. The Company may terminate a Subscribing Reinsurer’s percentage share in this Contract at any time by giving written notice to the Subscribing Reinsurer in the event of any of the following circumstances: 1. The Subscribing Reinsurer ceases underwriting operations. 2. A state insurance department or other legal authority orders the Subscribing Reinsurer to cease writing business, or the Subscribing Reinsurer is placed under regulatory supervision. 3. The Subscribing Reinsurer has become insolvent or has been placed into liquidation or receivership (whether voluntary or involuntary), or there have been instituted against it proceedings for the appointment of a receiver, liquidator, rehabilitator, conservator, trustee in bankruptcy, or other agent known by whatever name, to take possession of its assets or control of its operations. 4. The Subscribing Reinsurer’s policyholders’ surplus (or the equivalent under the Subscribing Reinsurer’s accounting system) as reported in such financial statements of the Subscribing Reinsurer as designated by the Company, has been reduced by 20% of the amount thereof at any date during the prior 12-month period (including the period prior to the inception of this Contract). 5. The Subscribing Reinsurer has merged with or has become acquired or controlled by any company, corporation, or individual(s) not controlling the Subscribing Reinsurer’s operations at the inception of this Contract. 6. The Subscribing Reinsurer has retroceded its entire liability under this Contract without the Company’s prior written consent, except for retrocessions to members of the Subscribing Reinsurer’s holding company group.

7. The Subscribing Reinsurer has been assigned an A.M. Best’s rating of less than “A-” and/or an S&P rating of less than “BBB+.” However, as respects Underwriting Members of Lloyd’s, London, a Lloyd’s Market Rating of less than “A-” by A.M. Best and/or less than “BBB+” by S&P shall apply. B. Termination shall be effected on a run-off or cut-off basis at the option of the Company as outlined in the Term Article. The reinsurance premium due the Subscribing Reinsurer hereunder (including any minimum reinsurance premium) shall be prorated based on the period of the Subscribing Reinsurer’s participation hereon, and the Subscribing Reinsurer shall immediately return any excess reinsurance premium received. Reinstatement premium, if any, shall be calculated based on the Subscribing Reinsurer’s reinsurance premium earned during the period of the Subscribing Reinsurer’s participation hereon. C. Additionally, in the event of any of the circumstances listed in paragraph A. of this Article, the Company shall have the option to commute the Subscribing Reinsurer’s liability for losses on Policies covered by this Contract. In the event the Company and the Subscribing Reinsurer cannot agree on the commutation amount, they shall appoint an actuary and/or appraiser to assess such amount and shall share equally any expense of the actuary and/or appraiser. If the Company and the Subscribing Reinsurer cannot agree on an actuary and/or appraiser, the Company and the Subscribing Reinsurer each shall nominate three individuals, of whom the other shall decline two, and the final appointment shall be made by drawing lots. Payment by the Subscribing Reinsurer of the amount of liability ascertained shall constitute a complete and final release of both parties in respect of liability arising from the Subscribing Reinsurer’s participation under this Contract. D. The Company’s option to require commutation under paragraph C. above shall survive the termination or expiration of this Contract. ARTICLE 6 TERRITORY The territorial limits of this Contract shall be identical with those of the Company’s Policies. ARTICLE 7 TRADE AND ECONOMIC SANCTIONS No party shall be deemed to provide cover and no party shall be liable to pay any claim or provide any benefit hereunder to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose that party to any sanction, prohibition or restriction under United Nations resolutions or the trade or economic sanctions, laws or regulations of the European Union, United Kingdom or United States of America, unless such trade or economic sanctions, laws or regulations of the United Kingdom or United States of America would contravene the laws or regulations of the European Union or Germany.

ARTICLE 8 EXCLUSIONS This Contract shall not apply to and specifically excludes: A. Losses excluded by the attached: 1. Nuclear Incident Exclusion Clause – Physical Damage – Reinsurance – U.S.A. 2. Nuclear Incident Exclusion Clause – Liability – Reinsurance – U.S.A. 3. Nuclear Energy Risks Exclusion Clause (Reinsurance) (1994) (Worldwide Excluding U.S.A. and Canada). B. Liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any Insolvency Fund. “Insolvency Fund” includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, howsoever denominated, established or governed, that provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee, or other obligation of an insurer, or its successors or assigns, that has been declared by any competent authority to be insolvent, or that is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part. C. Loss or liability excluded by the attached Pools, Associations & Syndicates Exclusion Clause. D. Any loss resulting from an “Act of Terrorism,” as defined herein, when the loss directly or indirectly involves a release of biological, chemical, radiological or nuclear materials. E. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority, but not excluding loss or damage which would be covered under a standard Policy form containing a standard war exclusion clause. F. Financial Guarantee and Insolvency. G. All treaty reinsurance assumed by the Company, but not to exclude inter-company reinsurance and reinsurance of Policies issued by another carrier at the Company’s request, underwritten and reinsured 100% by the Company. H. Loss resulting from pollution, to the extent excluded under the Company’s Policy involved in the loss. I. The peril of Named Storm.

J. The perils of flood and earthquake when written on a stand-alone basis. For avoidance of doubt, this exclusion shall not apply to fire following earthquake. K. Loss or liability in any way or to any extent arising out of the actual, alleged or threatened presence of fungi, including, but not limited to, mold, mildew, mycotoxins, microbial volatile organic compounds or other “microbial contamination.” This includes: 1. Any supervision, instruction, recommendations, warnings or advice given or which should have been given in connection with the above; and 2. Any obligation to share damages with or repay someone else who must pay damages because of such injury or damage. For purposes of this exclusion, “microbial contamination” means any contamination, either airborne or surface, which arises out of or is related to the presence of fungi, mold, mildew, mycotoxins, microbial volatile organic compounds or spores, including, without limitation, Penicillium, Aspergillus, Fursarium, Aspergillis Flavus and Stachybotrys chartarum. Losses resulting from the above causes are excluded hereunder unless arising out of one or more of the following perils, in which case this exclusion does not apply: Fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, flood, freeze, weight of snow, or water damage as covered in the Company’s original Policies. L. Aviation. M. Fidelity and Surety. N. Credit insurance. O. Title insurance. P. Any policy or policy endorsement written by the Company that is 100% reinsured to another company. Q. Losses directly or indirectly occasioned by: 1. Loss of, alteration of or damage to; or 2. A reduction in the functionality or operation of; a computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not. This exclusion shall not apply to losses arising out of one or more of the following perils:

Fire, theft, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow. R. Loss or liability excluded by the attached Communicable Disease Exclusion (Property Treaty Reinsurance). S. Loss or liability excluded by the attached Cyber Loss Limited Exclusion Clause (Property Treaty Reinsurance) No. 1. T. Any kind of looting, pillage, malicious damage and any kind of violence including but not limited to burglary, vandalism, any form of theft or robbery, attack to seize goods or property, breaking glass, windows and other structures, breaking into a room or other storage or space or any comparable activities if they occur in connection with a War and/or a Political Risk, which is also excluded under this Contract. U. PFAS (Perfluorinated Compounds, Perfluoroalkyl and Polyfluoroalkyl Substances), per the attached PFAS (Perfluorinated Compounds, Perfluoroalkyl and Polyfluoroalkyl Substances) Absolute Exclusion. ARTICLE 9 SPECIAL ACCEPTANCE Business that is not within the scope of this Contract may be submitted to Hannover Rück SE (the “Lead Reinsurer”) for special acceptance hereunder, and such business, if accepted by the Lead Reinsurer shall be covered hereunder, subject to the terms and conditions of this Contract, except as modified by the special acceptance. Any special acceptance agreed to by the Lead Reinsurer shall be binding on all Subscribing Reinsurers hereon. The Lead Reinsurer shall be deemed to have accepted a risk, if it has not responded within three business days after receiving the underwriting information on such risk. Any renewal of a special acceptance agreed to for a predecessor contract to this Contract shall automatically be covered hereunder. ARTICLE 10 PREMIUM / REINSURER’S MARGIN [***] ARTICLE 11 CEDING COMMISSION A. [***]

B. The provisional commission allowed the Company shall be adjusted in accordance with the provisions set forth herein as of the Adjustment Period. C. The adjusted commission rate shall be calculated as follows and be applied to Premiums Earned: 1. [***]; 2. [***]; 3. [***]; 4. [***]. D. “Adjustment Period” means 12 months from the effective date of this Contract and each subsequent quarter (3) month period shall be a separate Adjustment Period. However, if this Contract is terminated, the final Adjustment Period shall be from the beginning of the then current Adjustment Period through the date of termination if this Contract is terminated on a “cutoff” basis, or the end of the runoff period if this Contract is terminated on a “runoff” basis. E. “Losses Incurred” means ceded losses and Loss Adjustment Expense paid as of the effective date of calculation, plus the ceded reserves for losses and Loss Adjustment Expense outstanding as of the same date. F. “Premiums Earned” means ceded Net Subject Written Premium Income for Policies with effective or renewal dates during the Contract term, less the unearned portion thereof as of the effective date of calculation or, if this Contract is terminated on a “cutoff” basis, at the time of termination ARTICLE 12 REPORTS AND REMITTANCES A. Within 45 days following the end of each calendar quarter, the Company shall furnish to the Reinsurer a report with the following information: 1. Ceded unearned premium income as of the end of the quarter; 2. Ceded Net Subject Written Premium Income accounted for during the quarter; 3. The ceding commission allowed on subparagraph A.2. above; 4. The provisional Reinsurer’s Margin of [***]% on subparagraph A.2. above; 5. Ceded losses paid during the quarter;

6. Subrogation, salvage or other recoveries received during the quarter on subject losses; 7. Ceded outstanding loss as of the end of the quarter, 8. Outstanding case and incurred but not reported as of the end of the quarter; 9. The Funds Withheld Account balance. B. The Company shall remit to the Reinsurer the amount shown in subparagraph A.4. above with its report. C. All remittances of loss payments shall be made first by reduction to the Funds Withheld Account balance until such time as such Funds Withheld Account balance is exhausted, such exhaustion to be a condition precedent to any other settlement of any loss by the Reinsurer under this Contract. Then, if any excess amount is due subsequent to the exhaustion of the Funds Withheld Account balance, the Reinsurer’s share of such amounts shall be paid in cash to the Company by the Reinsurer on the Settlement Date that such payment is due. D. Annually, the Company shall furnish to the Reinsurer any other information which the Reinsurer may require for its annual convention statement which is reasonably available to the Company; provided, however, that (i) the Company shall only be required to provide such information in its current format as held on the Company’s information technology systems; (ii) the Reinsurer shall provide the Company with at least 45 days’ advance written notice of such requirements; and (iii) that the provision of such information shall not be a condition precedent for the payment of any amount to the Company from the Reinsurer. E. Should the amount recoverable under this Contract exceed $[***] as respects any one loss, or Loss Occurrence, the Company may give the Reinsurer notice of payment made or its intention to make payment on a certain date. If the company has paid the loss, payment shall be made by the Reinsurer within three (3) business days. If the Company intends to pay the loss by a certain date and has submitted a proof of loss or similar document, payment shall be due from the Reinsurer twenty-four (24) hours prior to that date, provided the Reinsurer has a period of fifteen (15) days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Reinsurer as set forth herein shall be credited to the next quarterly account. F. It is further understood that the provisional Reinsurer’s Margin of [***]% shall first be adjusted 12 months from the effective date of this Contract and each subsequent quarter (3) month period thereafter aligning to the provisions of Article 11. Should the adjusted commission rate as calculated in Article 11 paragraphs C and D differ from the maximum and provisional [***]% ceding commission, then the Reinsurer’s Margin, shall be reduced to equal [***]% less the adjusted commission rate less the ratio of Losses Incurred to Premiums Earned, as of the Adjustment Period.

ARTICLE 13 FUNDS WITHHELD ACCOUNT A. Subject to the terms hereof, the Company shall retain the reinsurance premium on a funds withheld basis, provided that the Reinsurer’s Margin shall be paid to the Reinsurer in cash when due. B. The Funds Withheld Account balance for each calendar quarter shall be calculated on the Settlement Date for that calendar quarter and shall be equal to: 1. The unearned premium and Net Subject Written Premium Income ceded during the term of this Contract; less 2. The ceding commission as allowed in the Ceding Commission Article; less 3. [***]; less 4. The cumulative ceded paid loss, Loss Adjustment Expense, Extra Contractual Obligations and Loss in Excess of Policy Limits; C. In the event this Contract expires on a cut-off basis, the Funds Withheld Account shall be adjusted to reflect the earned premium ceded under this Contract. ARTICLE 14 DEFINITIONS A. “Loss Adjustment Expense” means costs and expenses incurred by the Company in connection with the investigation, appraisal, adjustment, settlement, litigation, defense or appeal of a specific claim or loss, or alleged loss, including but not limited to: 1. court costs; 2. costs of supersedeas and appeal bonds; 3. monitoring counsel expenses; 4. legal expenses and costs incurred in connection with coverage questions and legal actions connected thereto, including but not limited to declaratory judgment actions; 5. post-judgment interest; 6. pre-judgment interest, unless included as part of an award or judgment; 7. a pro rata share of salaries and expenses of Company employees, calculated in accordance with the time occupied in adjusting such loss, and expenses of other

Company employees who have been temporarily diverted from their normal and customary duties and assigned to the adjustment of losses covered by this Contract; and 8. subrogation, salvage and recovery expenses. “Loss Adjustment Expense” does not include salaries and expenses of the Company’s employees, except as provided in subparagraph A.7. above, and office and other overhead expenses. B. “Net Subject Written Premium Income” means gross written premium of the Company for the classes of business reinsured hereunder, less written portion of premiums ceded by the Company for reinsurance that inures to the benefit of this Contract. C. “Policy” means any binder, policy, or contract of insurance or reinsurance issued, accepted or held covered provisionally or otherwise, by or on behalf of the Company. D. 1. “Loss Occurrence” means the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event. However, the duration and extent of any one “Loss Occurrence” shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term “Loss Occurrence” shall be further defined as follows: a. As regards any “Named Storm,” all individual losses sustained by the Company arising out of and directly occasioned by such “Named Storm,” without regard to the limitations of duration and extent set forth above. “Named Storm” means any storm or storm system declared by the US National Hurricane Center, US Central Pacific Hurricane Center, US Weather Prediction Center, or their successor organizations, all being divisions of the US National Weather Service to be a tropical storm or hurricane, and any successors thereof. A storm or storm system that merges with a “Named Storm” shall be considered part of that “Named Storm,” once it has merged. A “Named Storm” shall be deemed to begin at the effective time and date of the first watch, warning or other official advisory applicable to such tropical storm, or hurricane, issued by the above referenced governmental meteorological agencies. A “Named Storm” shall be deemed to end 72 hours after the cancellation of the last watch, warning or other official advisory applicable to such tropical storm, hurricane or successor, issued by the above referenced governmental meteorological agencies irrespective of the duration of the timing or spacing between such watches, warnings or other official advisories. If two or more storms are assigned different names by the above- referenced governmental meteorological agencies, each of those storms shall constitute a separate event for purposes of this definition. b. As regards windstorm, hail, tornado, hurricane, cyclone, including ensuing collapse and water damage other than “Named Storm”, all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event. c. As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses which occur beyond such 72 consecutive hours during the continued occupation of an assured’s premises by strikers, provided such occupation commenced during the aforesaid period. d. As regards earthquake and fire following directly occasioned by the earthquake, those earthquake losses and individual fire losses that commence during the period of 168 consecutive hours may be included in the Company’s “Loss Occurrence.” e. As regards “freeze,” only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by the freezing and/or melting of ice, snow or sleet, or bursting frozen pipes and tanks, but not water damage caused by flood or surface water) may be included in the Company’s “Loss Occurrence.” f. As regards firestorms, brush fires and any other fires, irrespective of origin (except as provided in subparagraphs D.1.b. and D.1.c. above), which spread through trees, grassland or other vegetation, all individual losses sustained by the Company which occur during any period of 168 consecutive hours within a 150- mile radius of any fixed point selected by the Company may be included in the Company’s “Loss Occurrence.” However, an individual loss subject to this subparagraph cannot be included in more than one “Loss Occurrence.” 2. The Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss. 3. Only one period of consecutive hours shall apply with respect to one event, except that, as respects those “Loss Occurrences” referred to in subparagraph D.1.c. above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more “Loss Occurrences” provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss. 4. Losses arising from a combination of two or more perils as a result of the same event shall be considered as having arisen from one “Loss Occurrence.” Notwithstanding the foregoing, the hourly limitations as stated above shall not be exceeded as respects the applicable perils, and no single “Loss Occurrence” shall encompass a time period greater than 168 consecutive hours. E. “Settlement Date” for purposes of this Contract shall be the first business day on or after the 45th day after the end of each quarter. F. “Reinsurer’s Margin” is defined to mean the amount of cash remittance made to the Reinsurer in each quarterly settlement, which is not payable in addition to any amount otherwise payable to the Reinsurer. The Reinsurer’s Margin shall be allowed as described in the Premium/ Reinsurer’s Margin Article subject to adjustment in accordance with the Reports and Remittances Article and paid to the Reinsurer as described in the Funds Withheld Account Article. For avoidance of doubt, the Reinsurer's Margin is not an explicit fee or guaranteed profit to the Reinsurer. ARTICLE 15 EXTRA CONTRACTUAL OBLIGATIONS/EXCESS OF POLICY LIMITS A. This Contract shall cover Extra Contractual Obligations, as provided in the Cover Article. “Extra Contractual Obligations” shall be defined as those liabilities not covered under any other provision of this Contract and that arise from the handling of any claim on business covered hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the Policy limit, or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. B. This Contract shall cover Loss in Excess of Policy Limits, as provided in the Cover Article. “Loss in Excess of Policy Limits” shall be defined as Loss in excess of the Policy limit, having been incurred because of, but not limited to, failure by the Company to settle within the Policy limit or by reason of alleged or actual negligence, fraud or bad faith in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or reinsured or in the preparation or prosecution of an appeal consequent upon such action. C. An Extra Contractual Obligation and/or Loss in Excess of Policy Limits shall be deemed to have occurred on the same date as the loss covered under the Company’s Policy, and shall constitute part of the original loss. D. For the purposes of the Loss in Excess of Policy Limits coverage hereunder, the word “Loss” shall mean any amounts for which the Company would have been contractually liable to pay had it not been for the limit of the original Policy.

E. Loss Adjustment Expense in respect of Extra Contractual Obligations and/or Loss in Excess of Policy Limits shall be covered hereunder in the same manner as other Loss Adjustment Expense. F. However, this Article shall not apply where the loss has been incurred due to final legal adjudication of fraud of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder. G. In no event shall coverage be provided to the extent not permitted under New York State law. ARTICLE 16 NET RETAINED LIABILITY Recoveries under all reinsurance contracts of the Company, whether collected or not, shall inure to the full benefit of this cover. All reinsurance contracts of the Company shall be deemed to be in place until all liability herein is finalized. Material change in inuring reinsurance is subject to mutual agreement by the Reinsurer and the Company. ARTICLE 17 INURING REINSURANCE Recoveries under all reinsurance contracts of the Company, whether collected or not, shall inure to the full benefit of this cover. All reinsurance contracts of the Company shall be deemed to be in place until all liability herein is finalized. Material change in inuring reinsurance is subject to mutual agreement by the Reinsurer and the Company; however, this provision shall not apply to any inuring catastrophe reinsurance as purchased by the Company. Notwithstanding the foregoing, it is hereby recognized that the Company’s inuring Property Catastrophe Excess of Loss Reinsurance Agreement, effective 12:01 a.m., Standard Time, July 1, 2024 through 12:01 a.m., Standard Time, July 1, 2025, shall inure to the sole benefit of the Company on a losses occurring basis. ARTICLE 18 ORIGINAL CONDITIONS All reinsurance under this Contract shall be subject to the same terms, conditions, waivers and interpretations, and to the same modifications and alterations as the respective Policies of the Company. However, in no event shall this be construed in any way to provide coverage outside the terms and conditions set forth in this Contract.

ARTICLE 19 NO THIRD PARTY RIGHTS This Contract is solely between the Company and the Reinsurer, and in no instance shall any insured, claimant or other third party have any rights under this Contract except as may be expressly provided otherwise herein. ARTICLE 20 LOSS SETTLEMENTS A. The Company alone and at its full discretion shall adjust, settle or compromise all claims and losses. B. As respects losses subject to this Contract, all loss settlements made by the Company, whether under strict Policy terms or by way of compromise, and any Extra Contractual Obligations and/or Loss in Excess of Policy Limits, shall be binding upon the Reinsurer, and the Reinsurer agrees to pay or allow, as the case may be, its share of each such settlement in accordance with this Contract. C. Notwithstanding the above, individual ex-gratia loss payments greater than $25,000 require prior approval from the Reinsurer. ARTICLE 21 COMMUTATION [***] . ARTICLE 22 SALVAGE AND SUBROGATION A. Salvages and all recoveries (including amounts due from all reinsurances that inure to the benefit of this Contract, whether recovered or not), shall be first deducted from any loss to arrive at the amount of liability attaching hereunder. B. All salvages, recoveries or payments recovered or received subsequent to loss settlement hereunder shall be applied as if recovered or received prior to the aforesaid settlement, and all necessary adjustments shall be made by the parties hereto.

ARTICLE 23 CURRENCY A. Where the word “Dollars” and/or the sign “$” appear in this Contract, they shall mean United States Dollars, and all payments hereunder shall be in United States Dollars. B. For purposes of this Contract, where the Company receives premiums or pays losses in currencies other than United States Dollars, such premiums or losses shall be converted into United States Dollars at the actual rates of exchange at which these premiums or losses are entered in the Company’s books. ARTICLE 24 UNAUTHORIZED REINSURANCE A. This Article applies: 1. only to the extent a Subscribing Reinsurer does not qualify for credit with any insurance regulatory authority having jurisdiction over the Company’s reserves, or 2. to a Subscribing Reinsurer qualified as a reciprocal jurisdiction reinsurer with any such insurance regulatory authority in the event such Subscribing Reinsurer resists enforcement of a final judgment that is enforceable under the law of the jurisdiction in which it was obtained or a properly enforceable arbitration or arbitral award obtained by the Company or any legal successor, in which case such Subscribing Reinsurer shall fund 100% of its share of the Reinsurer’s Obligations as hereinafter provided. B. The Company agrees, in respect of its Policies or bonds falling within the scope of this Contract, that when it files with its insurance regulatory authority, or sets up on its books liabilities as required by law, it shall forward to the Reinsurer a statement showing the proportion of such liabilities applicable to the Reinsurer. The “Reinsurer’s Obligations” shall be defined as follows: 1. unearned premium (if applicable); 2. known outstanding losses that have been reported to the Reinsurer and Loss Adjustment Expense relating thereto; 3. losses and Loss Adjustment Expense paid by the Company but not recovered from the Reinsurer; 4. losses incurred but not reported and Loss Adjustment Expense relating thereto; 5. all other amounts for which the Company cannot take credit on its financial statements unless funding is provided by the Reinsurer.

C. The Reinsurer’s Obligations shall be funded by funds withheld, cash advances, Trust Agreement or a Letter of Credit (LOC). The Reinsurer shall have the option of determining the method of funding provided it is acceptable to the Company and insurance regulatory authorities having jurisdiction over the Company’s reserves. D. When funding by Trust Agreement, the Reinsurer shall ensure that the Trust Agreement complies with the provisions of the “Trust Agreement Requirements Clause” attached hereto. When funding by an LOC, the Reinsurer agrees to apply for and secure timely delivery to the Company of a clean, irrevocable and unconditional LOC issued by a bank and containing provisions acceptable to the insurance regulatory authorities having jurisdiction over the Company’s reserves in an amount equal to the Reinsurer’s Obligations. Such LOC shall be issued for a period of not less than one year, and shall be automatically extended for one year from its date of expiration or any future expiration date unless 30 days (or such other time period as may be required by insurance regulatory authorities), prior to any expiration date the issuing bank shall notify the Company by certified or registered mail that the issuing bank elects not to consider the LOC extended for any additional period. E. The Reinsurer and the Company agree that any funding provided by the Reinsurer pursuant to the provisions of this Contract may be drawn upon at any time, notwithstanding any other provision of this Contract, and be utilized by the Company or any successor, by operation of law, of the Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Company, for the following purposes, unless otherwise provided for in a separate Trust Agreement: 1. to reimburse the Company for the Reinsurer’s Obligations, the payment of which is due under the terms of this Contract and that has not been otherwise paid; 2. to make refund of any sum that is in excess of the actual amount required to pay the Reinsurer’s Obligations under this Contract (or in excess of 102% of the Reinsurer’s Obligations, if funding is provided by a Trust Agreement); 3. to fund an account with the Company for the Reinsurer’s Obligations. Such cash deposit shall be held in an interest bearing account separate from the Company’s other assets, and interest thereon not in excess of the prime rate shall accrue to the benefit of the Reinsurer. Any taxes payable on accrued interest shall be paid out of the assets in the account that are in excess of the Reinsurer’s Obligations (or in excess of 102% of the Reinsurer’s Obligations, if funding is provided by a Trust Agreement). If the assets are inadequate to pay taxes, any taxes due shall be paid or reimbursed by the Reinsurer; 4. to pay the Reinsurer’s share of any other amounts the Company claims are due under this Contract. F. If the amount drawn by the Company is in excess of the actual amount required for paragraphs E.1. or E.3. above, or in the case of paragraph E.4. above, the actual amount determined to be due, the Company shall promptly return to the Reinsurer the excess amount so drawn. All of the foregoing shall be applied without diminution because of insolvency on the part of the Company or the Reinsurer. G. The issuing bank shall have no responsibility whatsoever in connection with the propriety of withdrawals made by the Company or the disposition of funds withdrawn, except to ensure that withdrawals are made only upon the order of properly authorized representatives of the Company. H. At annual intervals, or more frequently at the discretion of the Company, but never more frequently than quarterly, the Company shall prepare a specific statement of the Reinsurer’s Obligations for the sole purpose of amending the LOC or other method of funding, in the following manner: 1. If the statement shows that the Reinsurer’s Obligations exceed the balance of the LOC as of the statement date, the Reinsurer shall, within 30 days after receipt of the statement, secure delivery to the Company of an amendment to the LOC increasing the amount of credit by the amount of such difference. Should another method of funding be used, the Reinsurer shall, within the time period outlined above, increase such funding by the amount of such difference. 2. If, however, the statement shows that the Reinsurer’s Obligations are less than the balance of the LOC (or that 102% of the Reinsurer’s Obligations are less than the trust account balance if funding is provided by a Trust Agreement), as of the statement date, the Company shall, within 30 days after receipt of written request from the Reinsurer, release such excess credit by agreeing to secure an amendment to the LOC reducing the amount of credit available by the amount of such excess credit. Should another method of funding be used, the Company shall, within the time period outlined above, decrease such funding by the amount of such excess. ARTICLE 25 TAXES A. In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia. B. 1. Each Subscribing Reinsurer has agreed to allow, for the purpose of paying the Federal Excise Tax, the applicable percentage of the premium payable hereon (as imposed under the Internal Revenue Code) to the extent such premium is subject to Federal Excise Tax. 2. In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct the applicable percentage of the premium from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government. ARTICLE 26 ACCESS TO RECORDS A. The Reinsurer or its duly authorized representatives shall have the right to visit the offices of the Company to inspect, examine, audit, and verify any of the policy, accounting or claim files (“Records”) relating to business reinsured under this Contract during regular business hours after giving five working days’ prior notice. This right shall be exercisable during the term of this Contract or after the expiration of this Contract. Notwithstanding the above, the Reinsurer shall not have any right of access to the Records of the Company if it is not current in all undisputed payments due the Company. B. Notwithstanding the above, the Company reserves the right to withhold from the Reinsurer any Privileged Documents. However, the Company shall permit and not object to the Reinsurer’s access to Privileged Documents in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants and all parties to such adjudications; the Company may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, and the Company’s defense might be jeopardized by release of such Privileged Documents. In the event that the Company seeks to defer release of such Privileged Documents, it shall, in consultation with the Reinsurer, take other steps as reasonably necessary to provide the Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Reinsurer shall not have access to Privileged Documents relating to any dispute between the Company and the Reinsurer. C. For purposes of this Article: 1. “Privileged Documents” means any documents that are Attorney-Client Privilege Documents and/or Work Product Privilege Documents. 2. “Attorney-Client Privilege Documents” means communications of a confidential nature between (a) the Company, or anyone retained by or at the direction of the Company, or its in-house or outside legal counsel, or anyone in the control of such legal counsel, and (b) any in-house or outside legal counsel, if such communications relate to legal advice being sought by the Company and/or contain legal advice being provided to the Company. 3. “Work Product Privilege Documents” means communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.

ARTICLE 27 CONFIDENTIALITY A. The Reinsurer hereby acknowledges that the documents, information and data provided to it by the Company, whether directly or through an authorized agent, in connection with the placement and execution of this Contract (“Confidential Information”) are proprietary and confidential to the Company. Confidential Information shall not include documents, information or data that the Reinsurer can show: 1. are publicly known or have become publicly known through no unauthorized act of the Reinsurer; 2. have been rightfully received from a third person without obligation of confidentiality; or 3. were known by the Reinsurer prior to the placement of this Contract without an obligation of confidentiality; or 4. were independently developed by the Reinsurer without reliance on the information provided by the Company. B. Absent the written consent of the Company, the Reinsurer shall not disclose any Confidential Information to any third parties, including any affiliated companies, except: 1. when required by retrocessionaires as respects business ceded to this Contract; 2. when required by regulators; or 3. when required by external auditors performing an audit of the Reinsurer’s records or affiliates and subsidiaries, or any other professional advisors retained by the Reinsurer in the normal course of business. Further, the Reinsurer agrees not to use any Confidential Information for any purpose not related to the performance of its obligations or enforcement of its rights under this Contract or its risk management (e.g. risks and data analysis, handling, accumulation control, monitoring and review of risks). C. Notwithstanding the above, in the event that the Reinsurer is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the Reinsurer agrees to provide the Company with written notice of same at least 10 days prior to such release or disclosure and to use its best efforts to assist the Company in maintaining the confidentiality provided for in this Article. D. The provisions of this Article shall extend to the officers, directors and employees of the Reinsurer and its affiliates, and shall be binding upon their successors and assigns.

E. This clause shall supersede all previous Non-Disclosure Agreements and/or Confidentiality Agreements between the parties on the confidentiality of information in connection with the business hereunder. ARTICLE 28 DATA PROTECTION A. The term “Data Protection Laws” used in this clause means the General Data Protection Regulation EU 2016/679 (GDPR) and any corresponding or equivalent national laws or regulations of the European Union (EU) or EU Member States that are applicable to the Parties’ processing, privacy or use of Personal Data under this Contract. B. The terms “Controller” (or data controller), “Personal Data,” “Data Subjects,” and “processing” used in this clause shall have the same meaning as those prescribed in the Data Protection Laws. C. The Parties acknowledge and agree that they are acting as independent Controllers in respect of the Personal Data that they process under this Contract. Accordingly, the Parties shall comply with their respective obligations placed upon them as Controllers under the Data Protection Laws. D. The Company confirms that it has the right to supply the reinsurer with all personal Data as required by this Contract and that it has provided the Data Subjects with all relevant information regarding the processing of their personal Data by the Reinsurer. Further the Company confirms that it has obtained and undertakes that it will obtain on a continuing basis all necessary consents from Data Subjects and that it has complied with all necessary requirements (i) to transfer Personal Data to the Reinsurer and (ii) to permit the Reinsurer to process all Personal Data, including the transfer to agents, subcontractors and retrocessionaires of the Reinsurer. E. The Company acknowledges and agrees that the Reinsurer in particular may use, store and process Personal Data to perform its obligations under this Contract, for risk or claims assessment, control of risk accumulation, accounting purposes, internal statistical purposes or other related purposes. F. Each Party shall ensure that it has in place and maintains in place all appropriate technical and organizational measures against unauthorized or unlawful processing of Personal Data and against accidental loss or destruction of, or damage to, Personal Data, taking into account the nature of the Personal Data. G. Each Party shall provide all reasonable assistance and cooperation to the other Party in order to fulfil their respective obligations under the Data Protection Laws in relation to the processing of Personal Data, particularly with regard to responding to requests or notices from Data Subjects that exercise their rights.

ARTICLE 29 INDEMNIFICATION AND ERRORS AND OMISSIONS A. The Reinsurer is reinsuring, subject to the terms and conditions of this Contract, the obligations of the Company under any Policy. The Company shall be the sole judge as to: 1. what shall constitute a claim or loss covered under any Policy; 2. the Company’s liability thereunder; 3. the amount or amounts that it shall be proper for the Company to pay thereunder. B. The Reinsurer shall be bound by the judgment of the Company as to the obligation(s) and liability(ies) of the Company under any Policy. C. Any inadvertent error, omission or delay in complying with the terms and conditions of this Contract shall not be held to relieve either party hereto from any liability that would attach to it hereunder if such error, omission or delay had not been made, provided such error, omission or delay is rectified immediately upon discovery. ARTICLE 30 INSOLVENCY A. If more than one reinsured company is referenced within the definition of “Company” in the Preamble to this Contract, this Article shall apply severally to each such company. Further, this Article and the laws of the domiciliary location shall apply in the event of the insolvency of any company covered hereunder. In the event of a conflict between any provision of this Article and the laws of the domiciliary location of any company covered hereunder, that domiciliary location’s laws shall prevail. B. In the event of the insolvency of the Company, this reinsurance (or the portion of any risk or obligation assumed by the Reinsurer, if required by applicable law) shall be payable directly to the Company, or to its liquidator, receiver, conservator or statutory successor, either: (1) on the basis of the liability of the Company, or (2) on the basis of claims filed and allowed in the liquidation proceeding, whichever may be required by applicable statute, without diminution because of the insolvency of the Company or because the liquidator, receiver, conservator or statutory successor of the Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Company shall give written notice to the Reinsurer of the pendency of a claim against the Company indicating the Policy or bond reinsured, which claim would involve a possible liability on the part of the Reinsurer within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable, subject to the approval of the court, against the Company as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit that may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. C. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this reinsurance Contract as though such expense had been incurred by the Company. D. As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Contract, the reinsurance shall be payable as set forth above by the Reinsurer to the Company or to its liquidator, receiver, conservator or statutory successor, (except as provided by Section 4118(a)(1)(A) of the New York Insurance Law, provided the conditions of 1114(c) of such law have been met, if New York law applies) or except (1) where the Contract specifically provides another payee in the event of the insolvency of the Company, or (2) where the Reinsurer, with the consent of the direct insured or insureds, has assumed such Policy obligations of the Company as direct obligations of the Reinsurer to the payees under such Policies and in substitution for the obligations of the Company to such payees. Then, and in that event only, the Company, with the prior approval of the certificate of assumption on New York risks by the Superintendent of Financial Services of the State of New York, or with the prior approval of such other regulatory authority as may be applicable, is entirely released from its obligation and the Reinsurer shall pay any loss directly to payees under such Policy. ARTICLE 31 ARBITRATION A. Any dispute arising out of the interpretation, performance or breach of this Contract, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration shall be in writing and sent certified or registered mail, return receipt requested. B. One arbitrator shall be chosen by each party and the two arbitrators shall then choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within 30 days after being requested to do so by the other party, the latter, after 10 days’ prior notice by certified or registered mail of its intention to do so, may appoint the second arbitrator. C. If the two arbitrators do not agree on a third arbitrator within 30 days of their appointment, the third arbitrator shall be chosen in accordance with the procedures for selecting the third arbitrator in force on the date the arbitration is demanded, established by the AIDA Reinsurance and Insurance Arbitration Society – U.S. (ARIAS). The members of the arbitration panel will be impartial, disinterested, and not currently representing any party participating in the arbitration, and will be current or former senior officers of insurance or reinsurance concerns, experienced in the line(s) of business that are the subject of this Contract or professional advisers serving within the industry. If a member of the panel dies, becomes disabled or is otherwise unwilling or unable to serve, a substitute shall be selected in the same manner as the departing member was chosen and the arbitration shall continue. D. Within 30 days after all arbitrators have been appointed, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules of hearings. E. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Notwithstanding anything to the contrary in this Contract, the arbitrators may at their discretion, consider underwriting and placement information provided by the Company to the Reinsurer, as well as any correspondence exchanged by the parties that is related to this Contract. Unless the panel agrees otherwise, arbitration shall take place in New York, New York, but the venue may be changed when deemed by the panel to be in the best interest of the arbitration proceeding. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of New York. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate. F. The panel shall interpret this Contract as an honorable engagement rather than as merely a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business as promptly as possible after the hearings. Judgment upon an award may be entered in any court having jurisdiction thereof. G. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys’ fees, to the extent permitted by law. ARTICLE 32 SERVICE OF SUIT A. This Article applies only to those Subscribing Reinsurers not domiciled in the United States of America, and/or not authorized in any state, territory and/or district of the United States of America where authorization is required by insurance regulatory authorities. B. This Article shall not be read to conflict with or override the obligations of the parties to arbitrate their disputes as provided for in the Arbitration Article. This Article is intended as an aid to compelling arbitration or enforcing such arbitration or arbitral award, not as an alternative to the Arbitration Article for resolving disputes arising out of this Contract.

C. In the event of the failure of the Reinsurer to perform its obligations hereunder, the Reinsurer, at the request of the Company, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Article constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. The Reinsurer, once the appropriate court is selected, whether such court is the one originally chosen by the Company and accepted by the Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, shall comply with all requirements necessary to give said court jurisdiction and, in any suit instituted against the Reinsurer upon this Contract, shall abide by the final decision of such court or of any appellate court in the event of an appeal. D. Service of process in such suit may be made upon Messrs. Mendes and Mount, 750 Seventh Avenue, New York, New York 10019-6829, or another party specifically designated in the applicable Interests and Liabilities Agreement attached hereto. The above-named are authorized and directed to accept service of process on behalf of the Reinsurer in any such suit. E. Further, pursuant to any statute of any state, territory or district of the United States that makes provision therefor, the Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance, or other officer specified for that purpose in the statute, or his successor or successors in office, as its true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Company or any beneficiary hereunder arising out of this Contract, and hereby designates the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof. ARTICLE 33 SEVERABILITY If any provision of this Contract shall be rendered illegal or unenforceable by the laws, regulations or public policy of any location, such provision shall be considered void in such location, but this shall not affect the validity or enforceability of any other provision of this Contract or the enforceability of such provision in any other jurisdiction. ARTICLE 34 GOVERNING LAW This Contract shall be governed as to performance, administration and interpretation by the laws of the State of New York, exclusive of conflict of law rules. However, with respect to credit for reinsurance, the rules of all applicable states shall apply.

ARTICLE 35 ENTIRE AGREEMENT This Contract sets forth all of the duties and obligations between the Company and the Reinsurer and supersedes any and all prior or contemporaneous written agreements with respect to matters referred to in this Contract. This Contract may only be modified or changed by an amendment in writing that shall be signed by both parties and submitted for approval to the Superintendent of the New York Department of Financial Services. However, this Article shall not be construed as limiting the admissibility of evidence regarding the formation, interpretation, purpose or intent of this Contract. ARTICLE 36 OFFSET The Company and the Reinsurer may offset any balance or amount due from one party to the other under this Contract, whether acting as assuming reinsurer or ceding company. This provision shall not be affected by the insolvency of either party to this Contract. ARTICLE 37 ADDITIONAL COSTS Any additional costs and any additional taxes related to this Agreement shall be borne by the Company. Notwithstanding the foregoing, the Company shall not be responsible for paying any Federal Excise Tax as payable by the Reinsurer. ARTICLE 38 NON-WAIVER The failure of the Company or the Reinsurer to insist on compliance with this Contract or to exercise any right or remedy hereunder shall not constitute a waiver of any rights contained in this Contract nor prevent either party from thereafter demanding full and complete compliance nor prevent either party from exercising such remedy in the future. ARTICLE 39 AGENCY AGREEMENT For purposes of sending and receiving notices and payments required by this Contract, Lemonade Insurance Company shall be deemed the agent of all other reinsured companies referenced in this

Contract. In no event, however, shall any reinsured company be deemed the agent of another with respect to the terms of the Insolvency Article. ARTICLE 40 INTERMEDIARY Guy Carpenter & Company, LLC, is hereby recognized as the Intermediary negotiating this Contract for all business hereunder. All communications (including notices, statements, premiums, return premiums, commissions, taxes, losses, Loss Adjustment Expenses, salvages, and loss settlements) relating thereto shall be transmitted to the Company or the Reinsurer through the Intermediary. Payments by the Company to the Intermediary shall be deemed payment to the Reinsurer. Payments by the Reinsurer to the Intermediary shall be deemed payment to the Company only to the extent that such payments are actually received by the Company. ARTICLE 41 MODE OF EXECUTION A. This Contract may be executed by: 1. an original written ink signature of paper documents; 2. an exchange of facsimile copies showing the original written ink signature of paper documents; 3. electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person’s handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated. B. The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

IN WITNESS WHEREOF, the Company has caused this Contract to be executed by its duly authorized representative(s), who also confirms the Company’s review of and agreement to be bound by the terms and conditions of the Interests and Liabilities Agreements attached to and forming part of this Contract, Signed in _________________ this ______day of _________________, in the year of 20____. LEMONADE INSURANCE COMPANY By: Title: President/CEO and signed in ________________ this ______day of ________________, in the year of 20____. LEMONADE INSURANCE N.V. By: Title: and signed in ________________ this ______day of ________________, in the year of 20____. METROMILE INSURANCE COMPANY By: Title: WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE - U.S.A. 1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks. 2. Without in any way restricting the operation of paragraph (1) of this clause, this Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to: I. Nuclear reactor power plants including all auxiliary property on the site, or II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or III. Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material”, and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes or other products of nuclear fission. 3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof. 4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

5. It is understood and agreed that this clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Reassured to be the primary hazard. 6. The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof. 7. Reassured to be sole judge of what constitutes: (a) substantial quantities, and (b) the extent of installation, plant or site. Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply. (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply. 12/12/57 NMA 1119 NOTES: Wherever used herein the terms: “Reassured” shall be understood to mean “Company”, “Reinsured”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies. “Agreement” shall be understood to mean “Agreement”, “Contract”, “Policy” or whatever other term is used to designate the attached reinsurance document. “Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A. (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association. (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision): Limited Exclusion Provision.* I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or destruction bodily injury or property damage with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability. II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies. III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either (a) become effective on or after 1st May, 1960, or (b) become effective before that date and contain the Limited Exclusion Provision set out above; provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages: Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability) shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision): Broad Exclusion Provision.* It is agreed that the policy does not apply: I. Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization. II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief first aid, to expenses incurred with respect to bodily injury, sickness, disease or death bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization. III. Under any Liability Coverage, to injury, sickness, disease, death or destruction bodily injury or property damage resulting from the hazardous properties of nuclear material, if (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom; (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or (c) the injury, sickness, disease, death or destruction bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility. property damage to such nuclear facility and any property thereat. IV. As used in this endorsement: “hazardous properties” include radioactive, toxic or explosive properties; “nuclear material” means source material, special nuclear material or byproduct material; “source material”, “special nuclear material”, and “byproduct material” have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; “spent fuel” means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; “waste” means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; “nuclear facility” means (a) any nuclear reactor, (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste, (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235, (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; With respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property. “property damage” includes all forms of radioactive contamination of property. V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to (i) Garage and Automobile Policies issued by the Reassured on New York risks, or (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts, until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters’ Association or the Independent Insurance Conference of Canada. *NOTE. The words printed in italics in the Limited Exclusion Provision and in the Broad Exclusion Provision shall apply only in relation to original liability policies which include a Limited Exclusion Provision or a Broad Exclusion Provision containing those words. NOTES: Wherever used herein the terms: “Reassured” shall be understood to mean “Company”, “Reinsured”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies. “Agreement” shall be understood to mean “Agreement”, “Contract”, “Policy” or whatever other term is used to designate the attached reinsurance document. “Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers. 21/9/67 NMA 1590 (amended)

NUCLEAR ENERGY RISKS EXCLUSION CLAUSE (REINSURANCE) (1994) (WORLDWIDE EXCLUDING U.S.A. AND CANADA) This Agreement shall exclude Nuclear Energy Risks whether such risks are written directly and/or by way of reinsurance and/or via Pools and/or Associations. For all purposes of this Agreement Nuclear Energy Risks shall mean all first party and/or third party insurances or reinsurances (other than Workers’ Compensation and Employers’ Liability) in respect of: (I) All Property on the site of a nuclear power station. Nuclear Reactors, reactor buildings and plant and equipment therein on any site other than a nuclear power station. (II) All Property, on any site (including but not limited to the sites referred to in (I) above) used or having been used for: (a) the generation of nuclear energy; or (b) the Production, Use or Storage of Nuclear Material. (III) Any other Property eligible for insurance by the relevant local Nuclear Insurance Pool and/or Association but only to the extent of the requirements of that local Pool and/or Association. (IV) The supply of goods and services to any of the sites, described in (I) to (III) above, unless such insurances or reinsurances shall exclude the perils of irradiation and contamination by Nuclear Material. Except as undernoted, Nuclear Energy Risks shall not include: (i) Any insurance or reinsurance in respect of the construction or erection or installation or replacement or repair or maintenance or decommissioning of Property as described in (I) to (III) above (including contractors’ plant and equipment); (ii) Any Machinery Breakdown or other Engineering insurance or reinsurance not coming within the scope of (i) above. Provided always that such insurance or reinsurance shall exclude the perils of irradiation and contamination by Nuclear Material. However, the above exemption shall not extend to: (1) The provision of any insurance or reinsurance whatsoever in respect of:

(a) Nuclear Material; (b) Any Property in the High Radioactivity Zone or Area of any Nuclear Installation as from the introduction of Nuclear Material or - for reactor installations - as from fuel loading or first criticality where so agreed with the relevant local Nuclear Insurance Pool and/or Association. (2) The provision of any insurance or reinsurance for the undernoted perils: - fire, lightning, explosion; - earthquake; - aircraft and other aerial devices or - articles dropped therefrom; - irradiation and radioactive contamination; - any other peril insured by the relevant local Nuclear Insurance Pool and/or Association; in respect of any other Property not specified in (1) above which directly involves the Production, Use or Storage of Nuclear Material as from the introduction of Nuclear Material into such Property. Definitions “Nuclear Material” means: (i) Nuclear fuel, other than natural uranium and depleted uranium, capable of producing energy by a self-sustaining chain process of nuclear fission outside a Nuclear Reactor, either alone or in combination with some other material; and (ii) Radioactive Products or Waste. “Radioactive Products or Waste” means any radioactive material produced in, or any material made radioactive by exposure to the radiation incidental to the production or utilization of nuclear fuel, but does not include radioisotopes which have reached the final stage of fabrication so as to be usable for any scientific, medical, agricultural, commercial or industrial purpose. “Nuclear Installation” means: (i) Any Nuclear Reactor; (ii) Any factory using nuclear fuel for the production of Nuclear Material, or any factory for the processing of Nuclear Material, including any factory for the reprocessing of irradiated nuclear fuel; and (iii) Any facility where Nuclear Material is stored, other than storage incidental to the carriage of such material.

“Nuclear Reactor” means any structure containing nuclear fuel in such an arrangement that a self- sustaining chain process of nuclear fission can occur therein without an additional source of neutrons. “Production, Use or Storage of Nuclear Material” means the production, manufacture, enrichment, conditioning, processing, reprocessing, use, storage, handling and disposal of Nuclear Material. “Property” shall mean all land, buildings, structures, plant, equipment, vehicles, contents (including but not limited to liquids and gases) and all materials of whatever description whether fixed or not. “High Radioactivity Zone or Area” means: (i) For nuclear power stations and Nuclear Reactors, the vessel or structure which immediately contains the core (including its supports and shrouding) and all the contents thereof, the fuel elements, the control rods and the irradiated fuel store; and (ii) For non-reactor Nuclear Installations, any area where the level of radioactivity requires the provision of a biological shield. N.M.A. 1975(a) April 1, 1994 NOTES: Wherever used herein the terms: “Reinsured” shall be understood to mean “Company”, “Reinsured”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies. “Agreement” shall be understood to mean “Agreement”, “Contract”, “Policy” or whatever other term is used to designate the attached reinsurance document. “Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

TRUST AGREEMENT REQUIREMENTS CLAUSE A. Except as provided in paragraph B of this Clause, if the Reinsurer satisfies its funding obligations under the Unauthorized Reinsurance Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement: 1. Requires the Reinsurer to establish a trust account for the benefit of the Company, and specifies what the Trust Agreement is to cover; 2. Stipulates that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments of the types permitted by the regulatory authorities having jurisdiction over the Company’s reserves, or any combination of the three, provided that the investments are issued by an institution that is not the parent, subsidiary or affiliate of either the Reinsurer or the Company; 3. Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the Company, or the trustee upon the direction of the Company, may whenever necessary negotiate these assets without consent or signature from the Reinsurer or any other entity; 4. Requires that all settlements of account between the Company and the Reinsurer be made in cash or its equivalent; and 5. Provides that assets in the trust account shall be withdrawn only as permitted in this Contract, without diminution because of the insolvency of the Company or the Reinsurer. B. If a ceding insurer is domiciled in California and the Reinsurer satisfies its funding obligations under the Unauthorized Reinsurance Article by providing a Trust Agreement, the Reinsurer shall ensure that the Trust Agreement: 1. Provides that assets deposited in the trust account shall be valued according to their current fair market value and shall consist only of cash in United States dollars, certificates of deposit issued by a United States financial institution as defined in California Insurance Code Section 922.7(a) and payable in United States dollars, and investments permitted by the California Insurance Code, or any combination of the above. 2. Provides that investments in or issued by an entity controlling, controlled by or under common control with either the grantor or the beneficiary of the trust shall not exceed 5% of total investments.

3. Requires the Reinsurer, prior to depositing assets with the trustee, to execute assignments or endorsements in blank, or to transfer legal title to the trustee of all shares, obligations or any other assets requiring assignments, in order that the ceding insurer, or the trustee upon the direction of the ceding insurer, may, whenever necessary, negotiate these assets without consent or signature from the Reinsurer or any other entity. 4. Provides that assets in the trust account shall be withdrawn only as permitted in this Contract, without diminution because of the insolvency of the ceding insurer or the Reinsurer. C. If there are multiple ceding insurers that collectively comprise the Company, “regulatory authorities” as referenced in subparagraph A(2) above, shall mean the individual ceding insurer’s domestic regulator.

POOLS, ASSOCIATIONS & SYNDICATES EXCLUSION CLAUSE Section A: This Contract excludes: a. All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities. b. Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property, whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage. Section B: 1. This Contract excludes business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in, any Pool, Association or Syndicate, whether by way of insurance or reinsurance, formed for the purpose of writing any of the following: Oil, Gas or Petro-Chemical Plants Oil or Gas Drilling Rigs and/or Aviation Risks 2. The exclusion under paragraph 1 of this Section B does not apply: a. Where the Total Insured Value over all interests of the risk in question is less than $250,000,000. b. To interests traditionally underwritten as Inland Marine and/or Stock and/or Contents written on a Blanket basis. c. To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under subparagraph (a). NOTES: Wherever used herein the terms: “Company” shall be understood to mean “Company”, “Reinsured”, “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies. “Agreement” shall be understood to mean “Agreement”, “Contract”, “Policy” or whatever other term is used to designate the attached reinsurance document. “Reinsurers” shall be understood to mean “Reinsurers”, “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

COMMUNICABLE DISEASE EXCLUSION (PROPERTY TREATY REINSURANCE) 1. Notwithstanding any provision to the contrary within this reinsurance agreement, this reinsurance agreement excludes any loss, damage, liability, claim, cost or expense of whatsoever nature, directly or indirectly caused by, contributed to by, resulting from, arising out of, or in connection with a Communicable Disease or the fear or threat (whether actual or perceived) of a Communicable Disease regardless of any other cause or event contributing concurrently or in any other sequence thereto. 2. As used herein, a Communicable Disease means any disease which can be transmitted by means of any substance or agent from any organism to another organism where: 2.1. the substance or agent includes, but is not limited to, a virus, bacterium, parasite or other organism or any variation thereof, whether deemed living or not, and 2.2. the method of transmission, whether direct or indirect, includes but is not limited to, airborne transmission, bodily fluid transmission, transmission from or to any surface or object, solid, liquid or gas or between organisms, and 2.3. the disease, substance or agent can cause or threaten damage to human health or human welfare or can cause or threaten damage to, deterioration of, loss of value of, marketability of or loss of use of property. 3. Notwithstanding the foregoing, losses directly or indirectly caused by, contributed to by, resulting from, arising out of, or in connection with any one of the following perils: fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow, riot, riot attending a strike, civil commotion, vandalism and malicious mischief shall be covered. LMA5394 As amended 27 March 2020

CYBER LOSS LIMITED EXCLUSION CLAUSE (PROPERTY TREATY REINSURANCE) NO. 1 1. Notwithstanding any provision to the contrary within this reinsurance agreement or any endorsement thereto, this reinsurance agreement excludes all loss, damage, liability, cost or expense of whatsoever nature directly or indirectly caused by, contributed to by, resulting from, arising out of or in connection with: 1.1 any loss of, alteration of, or damage to or a reduction in the functionality, availability or operation of a Computer System, unless subject to the provisions of paragraph 2; 1.2 any loss of use, reduction in functionality, repair, replacement, restoration or reproduction of any Data, including any amount pertaining to the value of such Data. 2. Subject to the other terms, conditions and exclusions contained in this reinsurance agreement, this reinsurance agreement will cover physical damage to property insured under the original policies 3. and any Time Element Loss directly resulting therefrom where such physical damage is directly occasioned by any of the following perils: fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail, tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of snow Definitions 4. Computer System means any computer, hardware, software, communications system, electronic device (including, but not limited to, smart phone, laptop, tablet, wearable device), server, cloud or microcontroller including any similar system or any configuration of the aforementioned and including any associated input, output, data storage device, networking equipment or back up facility. 5. Data means information, facts, concepts, code or any other information of any kind that is recorded or transmitted in a form to be used, accessed, processed, transmitted or stored by a Computer System. Time Element Loss means business interruption, contingent business interruption or any other consequential losses.

PFAS (PERFLUORINATED COMPOUNDS, PERFLUOROALKYL AND POLYFLUOROALKYL SUBSTANCES) ABSOLUTE EXCLUSION It is hereby understood and agreed that, notwithstanding any provision of this contract, or any policy reinsured by this contract, to the contrary, this contract excludes and shall not cover PFAS losses, as defined herein. This contract does not apply to: 1) any bodily injury, property damage, personal and advertising injury loss, liability, damage, compensation, sickness, disease, death, medical payment, defence cost, cost, expense or any other amount directly or indirectly and regardless of any other cause contributing concurrently or in any sequence, originating from, caused by, arising out of, contributed to by, resulting from, or otherwise in connection with the actual, alleged, or threatened contaminative, pathogenic, toxic or other hazardous properties of PFAS; and 2) any and all losses, costs and expenses resulting from any claim, litigation, dispute, arbitration, investigation or any other legal proceeding or dispute resolution in whole or in part directly or indirectly caused by, arising out of, resulting from, based upon or in any way related to, any of the following conducts, included but not limited to: a) Actual, alleged or threatened inhalation of, ingestion of, consumption of, contact with, exposure to, existence of or presence of PFAS containing products or materials; or b) Design, manufacturing, production, use, sale, installation, placing on the market, removal, distribution, handling, packaging, storage, marketing, processing of or any other similar business- related activity relating to PFAS-containing products or materials; or c) Testing for, monitoring, cleaning up, abating, removing, containing, treating, detoxifying, neutralizing, remediating, disposing of or in any way responding to, or assessing the effect(s) of PFAS-containing products or materials; or d) Failure to report any PFAS-containing products or materials to authorities; or e) Failure to warn of potential consequences arising from, or the inadequacy of any warning, relating to any of the conduct described in a) through d) above. If the Reinsurer alleges that this exclusion applies to any claim under this reinsurance contract the burden of proving the contrary shall be upon the Reinsured. Definition As used herein “PFAS” means:

Perfluorinated Compounds, Perfluoroalkyl and Polyfluoroalkyl Substances in any form, including but not limited to: a) any organic molecule, salt, free radical or ion, the composition of which includes at least one i) perfluorinated methyl group (-CF3); or ii) perfluorinated methylene group (-CF2-); or b) any breakdown of any organic molecule, salt, free radical or ion, the composition thereof; or c) any good, product or material that has the same or similar chemical formula or structure as such Perfluorinated Compounds, Perfluoroalkyl and Polyfluoroalkyl Substances; or d) its presence or use in any alloy, by-product, compound or other material or waste that includes or is derived from such compounds or substances.

INTERESTS AND LIABILITIES AGREEMENT (the “Agreement”) of HANNOVER RÜCK SE (the “Subscribing Reinsurer”) as respects the WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT Effective: July 1, 2024 (the “Contract”) issued to and executed by LEMONADE INSURANCE COMPANY New York, New York and LEMONADE INSURANCE N.V. Amsterdam, Netherlands and METROMILE INSURANCE COMPANY Wilmington, Delaware (collectively, the “Company”) The Subscribing Reinsurer’s share in the interests and liabilities of the Reinsurer as set forth in the Contract shall be: As respects all business except business classified by the Company as United Kingdom risks: [***]% share of 100.00% As respects business classified by the Company as United Kingdom risks: [***]% share of 100.00% The share of the Subscribing Reinsurer in the interests and liabilities of the Reinsurer in respect of the Contract shall be separate and apart from the shares of other subscribing reinsurers, if any, on the Contract. The interests and liabilities of the Subscribing Reinsurer shall not be joint with those of such other subscribing reinsurers and in no event shall the Subscribing Reinsurer participate in the interests and liabilities of such other subscribing reinsurers.

This Agreement shall become effective at 12:01 a.m., Standard Time, July 1, 2024 and shall be subject to the provisions of the Term Article and the Special Termination Article and all other terms and conditions of the Contract. Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the Department of Financial Services of the State of New York. The Subscribing Reinsurer consents to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax. Brokerage hereunder is [***]% on the ceded unearned premium as of the inception of the Contract and all Net Subject Written Premium Income (without duplication of ceded unearned premium) ceded to the Reinsurer. IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Agreement to be executed by its duly authorized representative as follows: on this day of , in the year . HANNOVER RÜCK SE By: Title: Reference: LEMONADE INSURANCE COMPANY LEMONADE INSURANCE N.V. METROMILE INSURANCE COMPANY WHOLE ACCOUNT QUOTA SHARE REINSURANCE CONTRACT